All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                           Preliminary Structural and Collateral Term Sheet                                                                             November 17, 2004

Goldman Sachs

$769,619,000 (approximate) of Offered Certificates

GSR Mortgage Loan Trust 2004-14

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2004-14

Description of the Offered Certificates

Certificates	Group	Product Type	Approximate Certificate Balance ($)(1)	Expected Ratings (Moody’s and S&P)	Expected Credit Enhancement Percentage(2)	Intial Coupon(3)	Estimated Avg. Life (yrs) CPB/YTC(4)	Estimated Avg. Life (yrs) MAT(5)	Principal Payment Window CPB/YTC(4)	Principal Payment Window MAT(5)	Pricing Speed (6)
1A1	1	1 mo / 6 mo / 1 yr	106,377,000	Aaa/AAA	6.50%	1 ML+ [ ]	3.83	4.21	12/04-10/14	12/04-10/34	20 CPR YTC
1AX	1	1 mo / 6 mo / 1 yr	122,859,000	Aaa/AAA	6.50%	[ ]	NA	NA	NA	NA
2A1	2	1 mo / 6 mo / 1 yr	201,853,000	Aaa/AAA	6.50%	1 ML+ [ ]	3.83	4.21	12/04-10/14	12/04-10/34	20 CPR YTC
2AX	2	1 mo / 6 mo / 1 yr	201,853,000	Aaa/AAA	6.50%	[ ]	NA	NA	NA	NA
3A1	3	3/1	100,000,000	Aaa/AAA	4.25%	[ ]	1.95	3.28	12/04-10/07	12/04-10/34	25 CPB
3A2	3	3/1	94,431,000	Aaa/AAA	4.25%	[ ]	1.95	3.28	12/04-10/07	12/04-10/34	25 CPB
3AX	3	3/1	194,431,000	Aaa/AAA	4.25%	[ ]	NA	NA	NA	NA
4A1	4	5/1	43,651,000	Aaa/AAA	4.25%	4.766%	2.51	3.32	12/04-07/09	12/04-07/34	25 CPB
5A1	5	5/1	100,000,000	Aaa/AAA	4.25%	[ ]	2.52	3.29	12/04-08-09	12/04-08/34	25 CPB
5A2	5	5/1	92,218,000	Aaa/AAA	4.25%	4.849%	2.52	3.29	12/04-08-09	12/04-08/34	25 CPB
5AX	5	5/1	100,000,000	Aaa/AAA	4.25%	[ ]	NA	NA	NA	NA
1B1	1,2	1 mo / 6 mo / 1 yr	9,890,000	Aa2/AA	3.50%	1 ML + [ ]	6.67	7.49	12/04-10/14	12/04-10/34	20 CPR YTC
1B2	1,2	1 mo / 6 mo / 1 yr	4,120,000	A2/A	2.25%	1 ML + [ ]	6.67	7.49	12/04-10/14	12/04-10/34	20 CPR YTC
1B3	1,2	1 mo / 6 mo / 1 yr	2,472,000	Baa2/BBB	1.50%	1 ML + [ ]	6.67	7.49	12/04-10/14	12/04-10/34	20 CPR YTC
2B1	3,4,5	3/1 and 5/1	6,518,000	Aa2/AA	2.80%	4.835%	3.61	5.97	12/04-08/09	12/04-10/34	25 CPB
2B2	3,4,5	3/1 and 5/1	4,494,000	A2/A	1.80%	4.835%	3.61	5.97	12/04-08/09	12/04-10/34	25 CPB
2B3	3,4,5	3/1 and 5/1	3,595,000	Baa2/BBB	1.00%	4.835%	3.61	5.97	12/04-08/09	12/04-10/34	25 CPB

1.                   The Certificate Sizes are approximate, based on scheduled November 1, 2004 balances of the Mortgage Loans, and subject to a +/- 5% variance. The notional principal amount of the Class 1AX Certificates will be equal to the sum of the principal balance of the Class 1A1, 1B1, 1B2 and 1B3 Certificates. The notional principal balance of the Class 2AX Certificates will be equal to the principal balances of the Class 2A1 Certificates. The notional principal balance of the Class 3AX Certificates will be equal to the principal balances of the Class 3A1 and Class 3A2 Certificates. The notional principal balance of the Class 5AX Certificates will be equal to the principal balances of the Class 5A1 Certificates. No principal will be distributed on the Class 1AX, Class 2AX, Class 3AX, and Class 5AX Certificates.

2.                   The Credit Enhancement percentages are preliminary and are subject to change based upon the final Mortgage Loan pool as of the Cut-Off Date and rating agency analysis.

3.                   For the Class 1A1 Certificates, the Pass-Through Rate will equal the lesser of 1ML+ [ ]% and the weighted average of the net rates of the Group 1 Mortgage Loans. For the Class 2A1 Certificates, the Pass-Through Rate will equal the lesser of 1ML+ [ ]% and the weighted average of the net rates of the Group 2 Mortgage Loans. For the Class 3A1 Certificates the Pass-Through Rate will equal the lesser of [ ]% and the weighted average of the net rates of the Group 3 Mortgage Loans, until the reset date, and the weighted average of the net rates of the Group 3 mortgage loans thereafter. For the Class 3A2 Certificates the Pass-Through Rate will equal the lesser of [ ]% and the weighted average of the net rates of the Group 3 Mortgage Loans, until the reset date, and the weighted average of the net rates of the Group 3 mortgage loans thereafter. For the Class 5A1 Certificates the Pass-Through Rate will equal the lesser of [ ]% and the weighted average of the net rates of the Group 5 Mortgage Loans, until the reset date, and the weighted average of the net rates of the Group 5 mortgage loans thereafter. For the Class 4A1 and Class 5A2 Certificates, the Pass-Through Rate will equal the weighted average of the net interest rates of the Group 4 and Group 5 Mortgage Loans respectively. For the Class 1AX Certificates the Pass-Through Rate will be the excess of the weighted average of the net interest rates of the Group 1 mortgage loans over the weighted average certificate interest rate on the Class 1A1, 1B1, 1B2 and 1B3 Certificates. For the Class 2AX Certificates the Pass-Through Rate will be the excess of the weighted average of the net interest rates of the Group 2 mortgage loans over the certificate interest rate on the Class 2A1 Certificate. For the Class 3AX Certificates the Pass-Through Rate will be the excess of the weighted average of the net interest rates of the Group 3 mortgage loans over the weighted average certificate interest rate on the Class 3A1 and Class 3A2 Certificates. For the Class 5AX Certificates the Pass-Through Rate will be the excess of the weighted average of the net interest rates of the Group 5 mortgage loans over the certificate interest rate on the Class 5A1 Certificate. The Class 1AX, and 2AX interest distribution, however, will be subject to certain limitations, as described in the “Structure of the Certificates” section below. For the Class 1B1, 1B2, and 1B3 Subordinate certificates, the Pass-Through Rate will equal the lesser of 1ML+ [ ]%, 1 ML + [ ]% and 1 ML + [ ]% respectively, and the weighted average of the net rates of the Group 1 and Group 2 Mortgage Loans. For the Class 1B4, 1B5, and 1B6 Subordinate certificates the Pass-Through Rates will equal a per annum rate equal to the weighted average of the net rates for the Group 1 and Group 2 mortgage loan groups. For the Class 2B1, 2B2, 2B3, 2B4, 2B5 and 2B6 Subordinate certificates, the Pass-Through Rates will equal a per annum rate equal to the weighted average of the net rates for the Group 3, Group 4 and Group 5 mortgage loan groups. The Pass-Through Rate on the certificates will be calculated on a 30/360 basis. For the Class 1A1, 2A1, 1B1, 1B2 and 1B3 the accrual period will be from the 25th of the month preceding the month of each Distribution Date to the 24th of the month in which distribution occurs.

4.                   Average Life and Payment Windows are calculated based upon a prepayment speed of 20 CPR to the call date for the Class 1A1, 2A1, 1B1, 1B2, and 1B3 Certificates and 25 CPR to the reset date (CPB) for all other certificates. CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

5.                   Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the maturity date.

6.                   The pricing speed for the group 1 and 2 mortgage loans will be 20 CPR to the call, and for the group 3, 4 and 5 mortgage loans will be 25 CPB.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

                          This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Preliminary Collateral Description(1)
	Group 1	Group 2	Group 3	Group 4	Group 5	Total
Product	Conforming Balance 1 MO, 6 MO and 1 Year ARMS	Jumbo 1 MO, 6 MO and 1 Year ARMS	3 Year Hybrids	Conforming Balance 5 Year Hybrids	5 Year Hybrids

Aggregate Principal Balance	$113,773,119	$215,885,838	$203,062,098	$45,589,151	$200,750,799	$779,061,004
Average Loan Balance	$213,458	$527,838	$471,142	$218,130	$529,685	$397,277
Number of Loans	533	409	431	209	379	1,961
Weighted Average Months to Roll	3	4	35	56	57	28
Weighted Average Term to Maturity	359	359	358	356	357	358
Gross WAC	3.761%	3.781%	5.093%	5.038%	5.099%	4.533%
Weighted Average Expense Rate before reset	0.388%	0.378%	0.255%	0.272%	0.250%	0.308%
Weighted Average Expense Rate after reset	0.388%	0.378%	0.255%	0.272%	0.250%	0.308%
Net WAC	3.373%	3.403%	4.838%	4.766%	4.849%	4.225%
Initial Cap(2)	0.000%	0.000%	2.011%	5.000%	5.000%	2.113%
Periodic Cap(2)	0.000%	0.000%	2.000%	1.937%	2.000%	1.158%
Lifetime Cap	NA	NA	6.001%	5.173%	5.002%	6.641%
Gross WAC Range	2.750%-5.500%	2.750%-5.750%	3.500%-7.250%	3.875%-5875%	4.750%-5.875%	2.750%-7.250%
WA Maximum Lifetime Interest Rate	11.990%	11.973%	11.094%	10.211%	10.100%	11.161%
Gross Margin	1.945%	1.919%	2.260%	2.677%	2.750%	2.270%
Net Margin	1.557%	1.542%	2.005%	2.406%	2.500%	1.962%
One- Month LIBOR Indexed Percent	32%	29%	0%	0%	0%	13%
Six- Month LIBOR Indexed Percent	68%	70%	0%	6%	0%	30%
One-Year LIBOR Indexed Percent	1%	1%	100%	15%	0%	27%
One-Year CMT Indexed Percent	0%	0%	0%	79%	100%	30%
FICO	726	720	738	751	732	731
Loan to Value	73%	71%	77%	74%	71%	73%
Interest Only Percent	99%	99%	88%	94%	71%	89%
Cash Out Refinance Percent	2%	2%	1%	9%	9%	4%
California Percent	30%	57%	58%	32%	45%	49%
Primary Residence Percent	92%	97%	88%	89%	94%	93%
Single Family and PUD Percent	88%	92%	89%	68%	86%	88%
Single Largest Zip Code Percent	1%	1%	2%	2%	2%	1%
Largest Individual Loan Balance	$429,600	$1,997,299	$1,000,000	$411,600	$2,000,000	$2,000,000

(1)            Using November 1, 2004 scheduled balances

(2)            Approximately 0.5% of the Group 1 and 1.2% of the Group 2 Mortgage Loans (the 1 Year ARM Mortgage loans) have an initial and periodic cap of 2%

Time Table

Cut-Off Date:	November 1, 2004
Settlement Date:	November 26, 2004
Distribution Date:	25th of each month or the next business day
First Distribution Date:	December 27, 2004

Features of the Transaction

•     Offering consists of certificates totaling approximately $ 769,619,000 of which $ 738,530,000 are expected to be rated AAA/Aaa by S&P and Moody’s. $16,408,000 are expected to be rated AA or Aa2, $8,614,000 are expected to be rated A or A2 and $6,067,000 are expected to be rated BBB or Baa2 by S&P or Moody’s.

•     The expected amount of credit support for the Class 1A1, 2A1, 1AX and 2AX senior certificates will be approximately 6.50% (+/-0.50%), and for the Class 3A1, 3A2, 3AX, 4A1, 5A1, 5A2 and 5AX senior certificates will be approximately 4.25% (+/- 0.50%).

•     All collateral consists of 1 month, 6 month and 1 Year adjustable rate mortgage loans, and 3/1, and 5/1 hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., and Indy Mac Bank, F.S.B.

Structure of the Certificates

As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal is distributed to the holders of the senior certificates related to the respective loan group. The subordinate certificates will receive principal payments only from the related collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class 1B1, Class 1B2, and Class 1B3 Certificates (the “ Group 1 and Group 2 Senior Subordinate Certificates”) and the Class 1B4, Class 1B5, and Class 1B6 Certificates (the “Group 1 and Group 2 Junior Subordinate Certificates”, not offered hereby, and together with the Group 1 and Group 2 Senior Subordinate Certificates, the “Group 1 and Group 2 Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates for their respective collateral groups (Groups 1 and 2) and, therefore, provide credit protection to the Class 1A1, and Class 1AX Certificates (the “Group 1 Senior Certificates”), and the Class 2A1, and Class 2AX Certificates (the “Group 2 Senior Certificates”). The Class 2B1, Class 2B2, and Class 2B3 Certificates (the “ Group 3, Group 4, and Group 5 Senior Subordinate Certificates”) and the Class 2B4, Class 2B5, and Class 2B6 Certificates (the “Group 3, Group 4 and Group 5 Junior Subordinate Certificates”, not offered hereby, and together with the Group 3, Group 4 and Group 5 Senior Subordinate Certificates, the “Group 3, Group 4 and Group 5 Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates for their respective collateral groups (Groups 3, 4 and 5) and, therefore, provide credit protection to the Class 2A1 Certificates (the “Group 2 Senior Certificates”), to the Class 3A1, 3A2, and 3AX Certificates (the “Group 3 Senior Certificates”), to the Class 4A1 Certificates (the “Group 4 Senior Certificates”), and to the Class 5A1, 5A2 and 5AX Certificates (the “Group 5 Senior Certificates”). If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal from their respective collateral group, and the related subordinate certificates will receive distributions in order of their numerical class designations.

Shifting Interest on the Group 1 and Group 2 Certificates

Unless the aggregate class principal balance of the Group 1 and Group 2 subordinate certificates has reached a certain level relative to the Group 1 and Group 2 Senior Certificates, or the delinquencies and losses on the Group 1 and Group 2 mortgage loans exceed certain limits, the related Group 1 and Group 2 Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral group until the 10th anniversary of the first distribution date (i.e., the distribution date in November 2014). Thereafter, the Group 1 and Group 2 Senior Certificates (other than the interest only certificates) will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to the Group 1 and Group 2 Senior Certificates than would occur if those senior certificates and the related subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates (other than the interest only certificates) will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Group 1 and Group 2 Subordinate Certificates are as follows:

Distribution Date	Percentage
December 2004 – November 2014	0%
December 2014 – November 2015	30%
December 2015 – November 2016	40%
December 2016 – November 2017	60%
December 2017 – November 2018	80%
December 2018 and after	100%

If before the Distribution Date in November 2007 the credit support to the related Group 1 and Group 2 Senior Certificates is greater than two times the original credit support percentage, then the related Group 1 and Group 2 Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in November 2007 the credit support is greater than or equal to two times the original credit support percentage, then the related Group 1 Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds.

Shifting Interest on the Group 3, Group 4 and Group 5 Certificates

Unless the aggregate class principal balance of the Group 3, Group 4 and Group 5 Subordinate Certificates has reached a certain level relative to the related Group 3, Group 4 and Group 5 Senior Certificates, or the delinquencies and losses on the Group 3, Group 4 and Group 5 mortgage loans exceed certain limits, the related Group 3, Group 4 and Group 5 Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral group until the 7th anniversary of the first distribution date (i.e., the distribution date in November 20011). Thereafter, the Group 3, Group 4 and Group 5 Senior Certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to the Group 3, Group 4 and Group 5 senior certificates than would occur if those senior certificates and the related subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates (other than the interest only certificates) will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Group 3, Group 4 and Group 5 Subordinate Certificates are as follows:

Distribution Date	Percentage
December 2004 – November 2011	0%
December 2011 – November 2012	30%
December 2012 – November 2013	40%
December 2013 – November 2014	60%
December 2014 – November 2015	80%
December 2015 and after	100%

If before the Distribution Date in November 2007 the credit support to the related Group 3, 4 and 5 Senior Certificates is greater than two times the original credit support percentage, then the related Group 3, 4 and 5 Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in November 2007 the credit support is greater than or equal to two times the original credit support percentage, then the related Group 2 and Group 3 Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds.

Certain Limitations in the Distribution of Interest to the 1AX, and 2AX Certificates

On each distribution date, amounts otherwise distributable in respect to the Class 1AX, and 2AX Certificates will instead be distributed to the related Senior Certificates to the extent of any accrued and unpaid interest shortfall on the related Senior Certificates.

Priority of Distributions

1.           Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

2.           Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group’s senior principal distribution amount;

3.           Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class 1B1 and 2B1 Certificates, so that each Subordinate Class shall receive (a) (except for the Class 1B1, 1B2 and 1B3 Certificates) the weighted average Net Mortgage Rate of the Mortgage Loans in the related group of mortgage loans, and (b) such class' allocable share of the subordinate principal amount. The Class 1B1, 1B2 and 1B3 Certificates shall receive the lesser of (i) 1 ML Libor + [ ]%, 1 ML + [ ]%, and 1 ML + [ ]% respectively, and (ii) the weighted average Net Mortgage Rate of the Group 1 and Group 2 Mortgage Loans.

Allocation of Realized Losses

              Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.

              An exception to the general rule for allocating Realized Losses is the allocation of certain Special Losses. “Special Losses” consist of losses on the Mortgage Loans due to bankruptcy of the related mortgagors, fraud on the part of any party to the related mortgage documents and special hazard losses such as natural disasters, which are not covered by standard hazard insurance policies or flood insurance policies required to be in place for every Mortgage Loan. On any Distribution Date for which the aggregate Class Principal Balance of the Subordinate Certificates related to (i) Loan Group 1 and Loan Group 2 or (ii) Loan Group 3, Loan Group 4 and Loan Group 5 have been reduced to zero, and a Realized Loss that is a Special Loss is to be allocated to the certificates senior to either such Loan Group or Loan Groups, as the case may be, such loss will be allocated to the most subordinate class of Subordinate Certificates of any other Loan Group outstanding, until all Subordinate Certificates have been reduced to zero. Thereafter, a Realized Loss that is a Special Loss will be allocated to the Senior Certificates of the related Loan Group or Groups, as the case may be. In any such event, the certificates relating to any Loan Group or Loan Groups, as the case may be, may receive distributions from any other Loan Group or Loan Groups, as the case may be.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2004-14

Depositor:	GS Mortgage Securities Corp

Originators:	Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., Indymac Bank, F.S.B.

Servicers:	Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co., Indymac Bank, F.S.B.

Master-Servicer:	Wells Fargo Bank, N.A.

Securities Administrator:	Wells Fargo Bank, N.A.

Trustee:	U.S. Bank, N.A.

Rating Agencies:	Moody’s and S&P

Type of Issuance:	Public for all the Offered Certificates

Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

With respect to National City, the servicer is required to cover interest shortfalls as a result of full prepayments to the extent of the aggregate servicing compensation. With respect to Countrywide, Wells Fargo, and Indymac, the servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.

Interest Accrual:

On a 30/360 basis; the accrual period for the Certificates is the calendar month preceding the month of each Distribution Date, except for the Class 1A1, 2A1, 1B1, 1B2 and 1B3 Certificates which have an accrual period from the 25th of the month preceding the month of each Distribution Date to the 24th of the month in which distribution occurs.

Group 1 Mortgage Loans:

The Group 1 first lien conforming balance Mortgage Loans consist of approximately 32% One-Month LIBOR, 68% Six-Month LIBOR, and 1% One-Year LIBOR indexed 1 month, 6 month and 1 Year ARMs secured by one-to-four family residential properties. Approximately 92% of the Group 1 Mortgage Loans require only the payment of interest for 10 years after the origination date, and 8% of the Group 1 Mortgage Loans require only the payment of interest for 3 years after the origination date. The mortgage interest rates adjust monthly or semi-annually. The mortgage interest rates will be indexed to One-Month LIBOR or to Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”).1 Except for 0.5% of the Mortgage Loans in Group 1 (the 1 Year ARMs) which have a Periodic and Subsequent Interest Rate Cap of 2.000%, neither the 1 month ARM Mortgage Loans, nor the 6 Month ARM Mortgage Loans have Periodic or Subsequent Interest Rate Caps.

Group 1 Mortgage Loans: (Cont’d)

The mortgage interest rates for the 1 month ARM Group 1 Mortgage Loans are subject to lifetime maximum mortgage interest rates, which are generally 12.000% over the initial mortgage interest rate, on a weighted average basis. The mortgage interest rates for the 6 month ARM Group 1 Mortgage Loans are subject to lifetime maximum mortgage interest rates, which are generally 12.000% over the initial mortgage interest rate, on a weighted average basis. The mortgage interest rates for the 1 Year ARM Group 1 Mortgage Loans are subject to lifetime maximum mortgage interest rates, which are generally 10.210% over the initial mortgage interest rate, on a weighted average basis.2

Group 2 Mortgage Loans:

The Group 2 first lien Mortgage Loans consist of 29% One-Month LIBOR, 70% of Six-Month LIBOR, and 1% of One-Year LIBOR indexed 1 month and 6 month ARMS secured by one-to-four family residential properties. Approximately 94% of the Group 2 Mortgage Loans require only the payment of interest for 10 years after the origination date, and 5% of the Group 2 Mortgage Loans require only the payment of interest for 3 years after the origination date. The mortgage interest rates adjust monthly or semi-annually. The mortgage interest rates will be indexed to One-Month LIBOR or to Six-Month LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”).1 Except for 1.2% of the Mortgage Loans in Group 2 (the 1 Year ARMs) which have a Periodic and Subsequent Interest Rate Cap of 2.000%, neither the 1 month ARM Mortgage Loans, nor the 6 Month ARM Mortgage Loans have Periodic or Subsequent Interest Rate Caps. The mortgage interest rates for the 1 month ARM Group 2 Mortgage Loans are subject to lifetime maximum mortgage interest rates, which are generally 11.984% over the initial mortgage interest rate, on a weighted average basis. The mortgage interest rates for the 6 month ARM Group 2 Mortgage Loans are subject to lifetime maximum mortgage interest rates, which are generally 12.000% over the initial mortgage interest rate, on a weighted average basis. The mortgage interest rates for the 1 Year ARM Group 2 Mortgage Loans are subject to lifetime maximum mortgage interest rates, which are generally 10.117% over the initial mortgage interest rate, on a weighted average basis.2

Group 3 Mortgage Loans:

The Group 3 first lien Mortgage Loans consist of 100% One-Year LIBOR indexed 3-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 88% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”).1 All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 2.011% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6.001% over the initial mortgage interest rate.2

Group 4 Mortgage Loans:

The Group 4 first lien conforming balance Mortgage Loans consist of 6% Six-Month LIBOR, 15% One-Year LIBOR, 79% One-Year CMT indexed 5-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 94% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to Six-Month LIBOR, One-Year LIBOR, or One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).1 All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 1.937% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.173% over the initial mortgage interest rate.2

Group 5 Mortgage Loans:

The Group 5 first lien Mortgage Loans consist of 100% One-Year CMT indexed 5-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 71% of the Group 5 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).11 All the Group 5 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.002% over the initial mortgage interest rate.(2)

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.390%, 0.376%, 0.255%, 0.271%, and 0.250% for the Group 1, Group 2, Group 3, Group 4 and Group 5 Mortgage Loans respectively. None of the Mortgage loans have a servicing fee increase after the first adjustment date.

Expected Subordination:	6.50% (+/- 0.50%), for the 1A1, 2A1, 1AX and 2AX Senior Certificates; 4.25% (+/- 0.50%) for the 3A1, 3A2, 3AX, 4A1, 5A1, 5A2 and 5AX Senior Certificates.

Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

	Certificate	Approximate Certificate Balance	WAC
	1B4	$2,307,000	3.393%
	1B5	$1,648,000	3.393%
	1B6	$991,856	3.393%
	2B4	$1,797,000	4.835%
	2B5	$1,573,000	4.835%
	2B6	$1,125,047	4.835%

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans

Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior, Class 1B1 and Class 2B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Minimum Denomination:	$25,000 for the Senior Certificates

Delivery:	Senior Certificates and Senior Subordinate Certificates – DTC

1                The One-Month LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The Six Month-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year U.S. dollardenominated deposits as published in The Wall Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

2                None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Goldman, Sachs & Co.

GSR 2004-14

Cut-off - November 1, 2004

Aggregate

Stats

Count:  1,961

Current Balance:  $779,061,004

Average Current Balance:  $397,277

Gross Weighted Average Coupon:  4.533%

Net Weighted Average Coupon:  4.225%

Weighted Average Expense Rate:  0.308%

Weighted Average Expense Rate - after Reset:  0.308%

Original Term:  360

Remaining Term:  358

Age:  2

Original Loan-to-Value Ratio:  73.23%

Margin:  2.270%

Net Margin:  1.962%

Lifetime Cap:  6.641%

Maximum Interest Rate:  11.161%

Months to Next Roll:  28

FICO Score:  731

Max Zip Code Percentage:  0.797%

Debt-to-Income Ratio:  25.009%

Current Rate	Count	Balance	Percent

2.750% to 2.999%	28	$8,499,988	1.1%
3.000% to 3.249%	89	31,142,986	4.0
3.250% to 3.499%	60	24,854,591	3.2
3.500% to 3.749%	168	63,300,283	8.1
3.750% to 3.999%	268	89,566,260	11.5
4.000% to 4.249%	182	67,289,398	8.6
4.250% to 4.499%	118	41,245,997	5.3
4.500% to 4.749%	107	44,603,805	5.7
4.750% to 4.999%	260	115,107,349	14.8
5.000% to 5.249%	260	110,622,654	14.2
5.250% to 5.499%	261	112,786,769	14.5
5.500% to 5.749%	100	45,368,415	5.8
5.750% to 5.999%	48	19,556,052	2.5
6.000% to 6.249%	7	2,835,769	0.4
6.250% to 6.499%	2	846,097	0.1
6.500% to 6.749%	1	400,000	0.1
6.750% to 6.999%	1	385,100	0.0
7.250% to 7.499%	1	649,493	0.1

Total:	1,961	$779,061,004	100.0%

FICO Score	Count	Balance	Percent

600 to 639	40	$12,971,707	1.7%
640 to 679	177	67,804,235	8.7
680 to 699	237	90,341,094	11.6
700 to 719	331	138,106,965	17.7
720 to 759	622	252,626,288	32.4
760 to 799	517	204,755,920	26.3
800 to 819	34	11,068,795	1.4
820 to 839	3	1,386,000	0.2

Total:	1,961	$779,061,004	100.0%

Conforming	Count	Balance	Percent

Conforming	830	$179,524,937	23.0%
Jumbo	1,131	599,536,067	77.0

Total:	1,961	$779,061,004	100.0%

Principal Balance	Count	Balance	Percent

Lower than $50,000.00	3	$134,628	0.0%
$50,000.01 to $200,000.00	353	50,627,041	6.5
$200,000.01 to $350,000.00	543	151,537,335	19.5
$350,000.01 to $500,000.00	598	248,982,748	32.0
$500,000.01 to $650,000.00	294	169,786,708	21.8
$650,000.01 to $800,000.00	67	48,701,602	6.3
$800,000.01 to $950,000.00	34	29,880,666	3.8
$950,000.01 to $1,100,000.00	45	44,870,865	5.8
$1,100,000.01 to $1,250,000.00	6	7,014,976	0.9
$1,250,000.01 to $1,400,000.00	4	5,156,107	0.7
$1,400,000.01 to $1,550,000.00	10	14,711,031	1.9
$1,700,000.01 to $1,850,000.00	1	1,770,000	0.2
$1,850,000.01 to $2,000,000.00	3	5,887,299	0.8

Total:	1,961	$779,061,004	100.0%

Age	Count	Balance	Percent

0 to 2	1,306	$511,774,934	65.7%
3 to 5	581	249,846,228	32.1
6 to 8	69	16,663,556	2.1
9 to 11	4	618,722	0.1
12 to 14	1	157,564	0.0

Total:	1,961	$779,061,004	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	114	$36,503,733	4.7%
50.001% to 60.000%	131	63,200,594	8.1
60.001% to 70.000%	278	131,197,853	16.8
70.001% to 75.000%	220	96,982,871	12.4
75.001% to 80.000%	1,096	420,904,849	54.0
80.001% to 85.000%	14	3,121,092	0.4
85.001% to 90.000%	50	14,114,121	1.8
90.001% to 95.000%	58	13,035,890	1.7

Total:	1,961	$779,061,004	100.0%

Current Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	118	$37,019,328	4.8%
50.001% to 60.000%	131	63,481,564	8.1
60.001% to 70.000%	283	133,228,234	17.1
70.001% to 75.000%	217	95,775,428	12.3
75.001% to 80.000%	1,093	420,009,349	53.9
80.001% to 85.000%	13	2,976,655	0.4
85.001% to 90.000%	50	13,894,400	1.8
90.001% to 95.000%	56	12,676,048	1.6

Total:	1,961	$779,061,004	100.0%

First Payment Date	Count	Balance	Percent

2003-12-01	1	$157,564	0.0%
2004-02-01	1	155,686	0.0
2004-03-01	3	463,037	0.1
2004-04-01	4	640,641	0.1
2004-05-01	8	1,748,709	0.2
2004-06-01	57	14,274,206	1.8
2004-07-01	61	22,281,222	2.9
2004-08-01	93	37,904,003	4.9
2004-09-01	427	189,661,004	24.3
2004-10-01	423	155,079,105	19.9
2004-11-01	880	355,435,757	45.6
2004-12-01	3	1,260,072	0.2

Total:	1,961	$779,061,004	100.0%

States	Count	Balance	Percent

AK	2	$814,100	0.1%
AL	7	1,756,938	0.2
AR	1	37,121	0.0
AZ	69	18,384,280	2.4
CA	821	380,000,478	48.8
CO	62	21,573,551	2.8
CT	16	8,257,940	1.1
DC	5	2,297,120	0.3
DE	3	854,632	0.1
FL	113	40,974,161	5.3
GA	51	15,077,529	1.9
HI	10	3,822,078	0.5
IA	1	166,100	0.0
ID	7	1,596,100	0.2
IL	58	27,478,384	3.5
IN	11	3,445,014	0.4
KS	5	1,848,830	0.2
KY	9	2,266,854	0.3
LA	2	546,000	0.1
MA	28	12,152,442	1.6
MD	62	25,083,932	3.2
ME	2	1,148,667	0.1
MI	32	8,565,749	1.1
MN	40	13,435,542	1.7
MO	22	5,942,339	0.8
MT	2	535,595	0.1
NC	40	14,430,948	1.9
ND	1	110,000	0.0
NH	5	2,490,747	0.3
NJ	57	23,698,531	3.0
NM	7	2,363,989	0.3
NV	59	20,716,723	2.7
NY	45	22,942,967	2.9
OH	47	8,387,535	1.1
OK	3	582,791	0.1
OR	7	2,383,995	0.3
PA	19	6,350,752	0.8
RI	4	1,689,500	0.2
SC	20	4,993,800	0.6
TN	20	5,186,787	0.7
TX	34	9,045,621	1.2
UT	25	7,324,832	0.9
VA	88	31,770,341	4.1
WA	32	13,814,124	1.8
WI	2	852,912	0.1
WV	3	531,350	0.1
WY	2	1,331,282	0.2

Total:	1,961	$779,061,004	100.0%

Group 1 – Conforming Short ARMs
Top 10 Zip Codes	Count	Balance	Percent

94583	11	$6,210,887	0.8%
89052	13	5,092,277	0.7
92648	5	4,109,331	0.5
95037	7	4,071,176	0.5
92603	7	3,889,281	0.5
32550	8	3,598,479	0.5
91387	6	3,543,693	0.5
90266	4	3,542,357	0.5
92880	10	3,439,325	0.4
92127	5	3,413,700	0.4
Other	1,885	738,150,497	94.7

Total:	1,961	$779,061,004	100.0%

Index	Count	Balance	Percent

1MO LIBOR	285	$98,661,016	12.7%
1YR CMT	548	237,274,319	30.5
1YR LIBOR	467	212,487,957	27.3
6MO LIBOR	661	230,637,712	29.6

Total:	1,961	$779,061,004	100.0%

Margin	Count	Balance	Percent

1.125%	3	$715,000	0.1%
1.250%	1	270,000	0.0
1.375%	20	6,662,288	0.9
1.500%	118	46,278,524	5.9
1.625%	67	27,320,051	3.5
1.750%	150	53,018,093	6.8
1.875%	107	37,707,496	4.8
2.000%	104	35,835,669	4.6
2.125%	175	57,182,405	7.3
2.250%	546	237,847,026	30.5
2.375%	29	10,901,578	1.4
2.500%	60	19,854,692	2.5
2.625%	1	265,000	0.0
2.750%	565	240,938,171	30.9
2.875%	1	358,550	0.0
3.000%	2	570,950	0.1
3.125%	3	787,250	0.1
3.250%	1	320,000	0.0
3.375%	4	1,406,350	0.2
3.500%	2	390,750	0.1
3.625%	2	431,161	0.1

Total:	1,961	$779,061,004	100.0%

Initial Periodic Cap	Count	Balance	Percent

No Cap	934	$326,447,772	41.9%
2.000%	438	205,725,282	26.4
5.000%	588	246,339,950	31.6
6.000%	1	548,000	0.1

Total:	1,961	$779,061,004	100.0%

Subsequent Periodic Cap	Count	Balance	Percent

No Cap	934	$326,447,772	41.9%
1.000%	12	2,850,956	0.4
2.000%	1,015	449,762,276	57.7

Total:	1,961	$779,061,004	100.0%

Lifetime Cap	Count	Balance	Percent

5.000% to 5.999%	551	$238,099,515	30.6%
6.000% to 6.999%	476	213,070,510	27.3
7.000% to 7.999%	210	72,168,783	9.3
8.000% to 8.999%	682	242,331,831	31.1
9.000% to 9.999%	42	13,390,365	1.7

Total:	1,961	$779,061,004	100.0%

Max Rate	Count	Balance	Percent

9.000% to 9.499%	3	$731,792	0.1%
9.500% to 9.999%	188	83,927,998	10.8
10.000% to 10.499%	342	149,830,818	19.2
10.500% to 10.999%	189	82,424,303	10.6
11.000% to 11.499%	211	92,431,529	11.9
11.500% to 11.999%	83	38,648,135	5.0
12.000% to 12.499%	942	329,631,836	42.3
12.500% to 12.999%	2	785,100	0.1
13.000% to 13.499%	1	649,493	0.1

Total:	1,961	$779,061,004	100.0%

Months to Roll	Count	Balance	Percent

0	55	$17,859,431	2.3%
1 to 6	879	308,588,340	39.6
7 to 36	439	206,273,282	26.5
37 to 60	588	246,339,950	31.6

Total:	1,961	$779,061,004	100.0%

Delinquency in Days	Count	Balance	Percent

0	1,953	$775,313,444	99.5%
30	8	3,747,560	0.5

Total:	1,961	$779,061,004	100.0%

Property Type	Count	Balance	Percent

Single Family	1,233	$503,016,675	64.6%
Planned Unit Development	443	180,295,787	23.1
Condominium	269	88,579,659	11.4
Co-op	9	4,383,836	0.6
2-4 Family	7	2,785,047	0.4

Total:	1,961	$779,061,004	100.0%

Occupancy Code	Count	Balance	Percent

Primary Residence	1,806	$721,929,543	92.7%
Second Home	152	56,732,869	7.3
Investment	3	398,592	0.1

Total:	1,961	$779,061,004	100.0%

Purpose	Count	Balance	Percent

Purchase	1,197	$496,741,997	63.8%
Rate Term Refinance	674	248,353,919	31.9
Cash Out Refinance	90	33,965,088	4.4

Total:	1,961	$779,061,004	100.0%

Documentation Type	Count	Balance	Percent

Asset Only	891	$377,784,424	48.5%
Full Documentation	1,028	389,529,598	50.0
Income Only	31	7,697,129	1.0
No Documentation	11	4,049,854	0.5

Total:	1,961	$779,061,004	100.0%

Prepayment Penalty Flag	Count	Balance	Percent

N	1,956	$777,703,617	99.8%
Y	5	1,357,387	0.2

Total:	1,961	$779,061,004	100.0%

Interest Only	Count	Balance	Percent

Y	1,762	$689,632,200	88.5%
N	199	89,428,804	11.5

Total:	1,961	$779,061,004	100.0%

Mortgage Insurance	Count	Balance	Percent

CLTV <= 80	1,842	$749,513,902	96.2%
CLTV > 80 and Insured	119	29,547,102	3.8

Total:	1,961	$779,061,004	100.0%

Servicer	Count	Balance	Percent

Countrywide	1,215	$483,932,814	62.1%
IndyMac	37	8,240,435	1.1
National City Mortgage	187	55,581,719	7.1
Wells Fargo	522	231,306,036	29.7

Total:	1,961	$779,061,004	100.0%

Group 1 –Conforming short ARMs
Stats

Count:  533

Current Balance:  $113,773,119

Average Current Balance:  $213,458

Gross Weighted Average Coupon:  3.761%

Net Weighted Average Coupon:  3.373%

Weighted Average Expense Rate:  0.388%

Weighted Average Expense Rate - after Reset:  0.388%

Original Term:  360

Remaining Term:  359

Age:  1

Original Loan-to-Value Ratio:  73.42%

Margin:  1.945%

Net Margin:  1.557%

Maximum Interest Rate:  11.990%

Months to Next Roll:  3

FICO Score:  726

Max Zip Code Percentage:  0.817%

Debt-to-Income Ratio:  35.224%

Conforming	Count	Balance	Percent

Conforming	533	$113,773,119	100.0%

Total:	533	$113,773,119	100.0%

Principal Balance	Count	Balance	Percent

Lower than $50,000.00	1	$37,121	0.0%
$50,000.01 to $200,000.00	225	31,597,852	27.8
$200,000.01 to $350,000.00	306	81,708,545	71.8
$350,000.01 to $500,000.00	1	429,600	0.4

Total:	533	$113,773,119	100.0%

Current Rate	Count	Balance	Percent

2.750% to 2.999%	21	$5,559,100	4.9%
3.000% to 3.249%	56	14,309,257	12.6
3.250% to 3.499%	24	5,099,638	4.5
3.500% to 3.749%	85	18,220,642	16.0
3.750% to 3.999%	154	32,047,940	28.2
4.000% to 4.249%	93	18,416,678	16.2
4.250% to 4.499%	57	11,941,277	10.5
4.500% to 4.749%	33	6,244,979	5.5
4.750% to 4.999%	3	470,134	0.4
5.000% to 5.249%	3	713,816	0.6
5.250% to 5.499%	2	358,905	0.3
5.500% to 5.749%	2	390,750	0.3

Total:	533	$113,773,119	100.0%

Age	Count	Balance	Percent

0 to 2	508	$108,339,682	95.2%
3 to 5	24	5,185,437	4.6
6 to 8	1	248,000	0.2

Total:	533	$113,773,119	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	44	$8,634,833	7.6%
50.001% to 60.000%	30	6,611,786	5.8
60.001% to 70.000%	65	14,895,734	13.1
70.001% to 75.000%	65	14,746,715	13.0
75.001% to 80.000%	272	58,043,318	51.0
80.001% to 85.000%	7	958,645	0.8
85.001% to 90.000%	21	4,288,030	3.8
90.001% to 95.000%	29	5,594,058	4.9

Total:	533	$113,773,119	100.0%

Current Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	45	$8,696,323	7.6%
50.001% to 60.000%	30	6,611,786	5.8
60.001% to 70.000%	65	14,895,734	13.1
70.001% to 75.000%	65	14,746,715	13.0
75.001% to 80.000%	272	58,043,318	51.0
80.001% to 85.000%	7	958,645	0.8
85.001% to 90.000%	21	4,406,417	3.9
90.001% to 95.000%	28	5,414,181	4.8

Total:	533	$113,773,119	100.0%

FICO Score	Count	Balance	Percent

600 to 639	12	$2,787,075	2.4%
640 to 679	46	8,944,190	7.9
680 to 699	92	20,327,247	17.9
700 to 719	97	21,687,834	19.1
720 to 759	146	31,789,545	27.9
760 to 799	129	25,907,901	22.8
800 to 819	11	2,329,328	2.0

Total:	533	$113,773,119	100.0%

First Payment Date	Count	Balance	Percent

2004-05-01	1	$248,000	0.2%
2004-08-01	6	1,421,427	1.2
2004-09-01	18	3,764,010	3.3
2004-10-01	174	36,902,162	32.4
2004-11-01	334	71,437,520	62.8

Total:	533	$113,773,119	100.0%

States	Count	Balance	Percent

AK	1	$429,600	0.4%
AL	5	873,290	0.8
AR	1	37,121	0.0
AZ	35	6,862,487	6.0
CA	132	34,041,389	29.9
CO	26	5,060,365	4.4
CT	3	326,500	0.3
DC	1	326,000	0.3
FL	32	6,816,770	6.0
GA	24	4,736,534	4.2
HI	3	819,717	0.7
ID	2	215,600	0.2
IL	12	2,787,684	2.5
IN	7	1,090,124	1.0
KS	1	192,000	0.2
KY	6	1,206,304	1.1
LA	2	546,000	0.5
MA	3	571,920	0.5
MD	15	3,927,840	3.5
MI	19	3,193,086	2.8
MN	16	2,568,232	2.3
MO	12	2,239,297	2.0
NC	19	3,525,089	3.1
ND	1	110,000	0.1
NJ	7	1,784,050	1.6
NM	2	306,223	0.3
NV	16	3,879,667	3.4
NY	3	660,091	0.6
OH	34	5,261,343	4.6
OK	3	582,791	0.5
OR	1	143,200	0.1
PA	6	1,275,441	1.1
SC	9	1,558,809	1.4
TN	13	2,460,598	2.2
TX	14	3,023,373	2.7
UT	14	2,505,460	2.2
VA	20	4,635,847	4.1
WA	9	2,330,643	2.0
WV	3	531,350	0.5
WY	1	331,282	0.3

Total:	533	$113,773,119	100.0%

Top 10 Zip Codes	Count	Balance	Percent

89052	3	$930,050	0.8%
92880	3	852,100	0.7
92584	3	831,000	0.7
91709	3	737,600	0.6
91384	2	602,500	0.5
98105	2	600,418	0.5
92821	2	578,100	0.5
91320	2	574,500	0.5
70124	2	546,000	0.5
89521	2	543,900	0.5
Other	509	106,976,951	94.0

Total:	533	$113,773,119	100.0%

Index	Count	Balance	Percent

1MO LIBOR	160	$36,194,456	31.8%
1YR LIBOR	3	608,242	0.5
6MO LIBOR	370	76,970,421	67.7

Total:	533	$113,773,119	100.0%

Margin	Count	Balance	Percent

1.125%	3	$715,000	0.6%
1.250%	1	270,000	0.2
1.375%	14	4,138,000	3.6
1.500%	58	13,059,217	11.5
1.625%	28	5,394,345	4.7
1.750%	92	21,232,754	18.7
1.875%	61	12,857,994	11.3
2.000%	56	11,300,768	9.9
2.125%	101	21,087,520	18.5
2.250%	56	11,660,525	10.2
2.375%	17	3,062,046	2.7
2.500%	36	6,905,159	6.1
2.625%	1	265,000	0.2
2.750%	2	235,134	0.2
3.125%	2	380,250	0.3
3.250%	1	320,000	0.3
3.375%	1	285,000	0.3
3.500%	2	390,750	0.3
3.625%	1	213,655	0.2

Total:	533	$113,773,119	100.0%

Initial Periodic Cap	Count	Balance	Percent

No Cap	530	$113,164,877	99.5%
2.000%	3	608,242	0.5

Total:	533	$113,773,119	100.0%

Subsequent Periodic Cap	Count	Balance	Percent

No Cap	530	$113,164,877	99.5%
2.000%	3	608,242	0.5

Total:	533	$113,773,119	100.0%

Max Rate	Count	Balance	Percent

9.500% to 9.999%	1	$188,305	0.2%
10.000% to 10.499%	1	235,419	0.2
10.500% to 10.999%	1	184,517	0.2
12.000% to 12.499%	530	113,164,877	99.5

Total:	533	$113,773,119	100.0%

Months to Roll	Count	Balance	Percent

0	28	$5,582,735	4.9%
1 to 6	502	107,582,141	94.6
7 to 36	3	608,242	0.5

Total:	533	$113,773,119	100.0%

Delinquency in Days	Count	Balance	Percent

0	533	$113,773,119	100.0%

Total:	533	$113,773,119	100.0%

Property Type	Count	Balance	Percent

Single Family	302	$62,915,421	55.3%
Planned Unit Development	167	37,215,509	32.7
Condominium	62	13,225,751	11.6
2-4 Family	2	416,437	0.4

Total:	533	$113,773,119	100.0%

Occupancy Code	Count	Balance	Percent

Primary Residence	491	$104,734,873	92.1%
Second Home	42	9,038,246	7.9

Total:	533	$113,773,119	100.0%

Purpose	Count	Balance	Percent

Rate Term Refinance	302	$65,747,549	57.8%
Purchase	219	45,257,419	39.8
Cash Out Refinance	12	2,768,150	2.4

Total:	533	$113,773,119	100.0%

Documentation Type	Count	Balance	Percent

Asset Only	138	$30,858,573	27.1%
Full Documentation	395	82,914,545	72.9

Total:	533	$113,773,119	100.0%

Prepayment Penalty Flag	Count	Balance	Percent

N	530	$112,948,932	99.3%
Y	3	824,187	0.7

Total:	533	$113,773,119	100.0%

Interest Only	Count	Balance	Percent

Y	529	$113,056,060	99.4%
N	4	717,058	0.6

Total:	533	$113,773,119	100.0%

Mortgage Insurance	Count	Balance	Percent

CLTV <= 80	477	$102,993,876	90.5%
CLTV > 80 and Insured	56	10,779,243	9.5

Total:	533	$113,773,119	100.0%

Servicer	Count	Balance	Percent

Countrywide	469	$99,765,739	87.7%
National City Mortgage	64	14,007,379	12.3

Total:	533	$113,773,119	100.0%

Group 2 – Jumbo Short ARMs
Stats

Count:  409

Current Balance:  $215,885,838

Average Current Balance:  $527,838

Gross Weighted Average Coupon:  3.781%

Net Weighted Average Coupon:  3.403%

Weighted Average Expense Rate:  0.378%

Weighted Average Expense Rate - after Reset:  0.378%

Original Term:  360

Remaining Term:  359

Age:  1

Original Loan-to-Value Ratio:  71.42%

Margin:  1.919%

Net Margin:  1.542%

Maximum Interest Rate:  11.973%

Months to Next Roll:  4

FICO Score:  720

Max Zip Code Percentage:  1.295%

Debt-to-Income Ratio:  34.981%

Conforming	Count	Balance	Percent

Conforming	38	$7,554,021	3.5%
Jumbo	371	208,331,817	96.5

Total:	409	$215,885,838	100.0%

Principal Balance	Count	Balance	Percent

$50,000.01 to $200,000.00	21	$2,856,141	1.3%
$200,000.01 to $350,000.00	37	11,162,095	5.2
$350,000.01 to $500,000.00	189	78,701,106	36.5
$500,000.01 to $650,000.00	95	54,991,199	25.5
$650,000.01 to $800,000.00	23	16,567,919	7.7
$800,000.01 to $950,000.00	11	9,789,500	4.5
$950,000.01 to $1,100,000.00	13	12,975,799	6.0
$1,100,000.01 to $1,250,000.00	4	4,580,000	2.1
$1,250,000.01 to $1,400,000.00	3	3,893,750	1.8
$1,400,000.01 to $1,550,000.00	10	14,711,031	6.8
$1,700,000.01 to $1,850,000.00	1	1,770,000	0.8
$1,850,000.01 to $2,000,000.00	2	3,887,299	1.8

Total:	409	$215,885,838	100.0%

Current Rate	Count	Balance	Percent

2.750% to 2.999%	7	$2,940,888	1.4%
3.000% to 3.249%	33	16,833,728	7.8
3.250% to 3.499%	36	19,754,952	9.2
3.500% to 3.749%	82	44,724,872	20.7
3.750% to 3.999%	110	56,341,903	26.1
4.000% to 4.249%	77	41,852,360	19.4
4.250% to 4.499%	39	18,589,772	8.6
4.500% to 4.749%	22	13,994,856	6.5
5.000% to 5.249%	2	635,000	0.3
5.750% to 5.999%	1	217,506	0.1

Total:	409	$215,885,838	100.0%

Age	Count	Balance	Percent

0 to 2	395	$208,092,118	96.4%
3 to 5	14	7,793,720	3.6

Total:	409	$215,885,838	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	20	$10,540,717	4.9%
50.001% to 60.000%	38	24,510,034	11.4
60.001% to 70.000%	67	42,976,257	19.9
70.001% to 75.000%	72	42,521,556	19.7
75.001% to 80.000%	195	90,946,282	42.1
80.001% to 85.000%	2	509,700	0.2
85.001% to 90.000%	5	1,318,500	0.6
90.001% to 95.000%	10	2,562,791	1.2

Total:	409	$215,885,838	100.0%

Current Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	21	$10,640,150	4.9%
50.001% to 60.000%	38	24,510,034	11.4
60.001% to 70.000%	69	43,916,379	20.3
70.001% to 75.000%	71	41,874,313	19.4
75.001% to 80.000%	193	90,553,970	41.9
80.001% to 85.000%	2	509,700	0.2
85.001% to 90.000%	5	1,318,500	0.6
90.001% to 95.000%	10	2,562,791	1.2

Total:	409	$215,885,838	100.0%

FICO Score	Count	Balance	Percent

600 to 639	19	$6,052,449	2.8%
640 to 679	69	30,854,087	14.3
680 to 699	59	31,968,343	14.8
700 to 719	70	40,751,913	18.9
720 to 759	113	63,359,946	29.3
760 to 799	74	40,295,701	18.7
800 to 819	4	1,953,400	0.9
820 to 839	1	650,000	0.3

Total:	409	$215,885,838	100.0%

First Payment Date	Count	Balance	Percent

2004-08-01	2	$1,243,000	0.6%
2004-09-01	12	6,550,720	3.0
2004-10-01	124	63,672,884	29.5
2004-11-01	271	144,419,234	66.9

Total:	409	$215,885,838	100.0%

States	Count	Balance	Percent

AL	1	$780,000	0.4%
AZ	10	4,273,347	2.0
CA	216	123,497,817	57.2
CO	10	4,820,645	2.2
CT	3	1,728,867	0.8
DC	1	470,000	0.2
FL	17	7,710,273	3.6
GA	8	3,227,140	1.5
HI	1	560,000	0.3
ID	1	118,300	0.1
IL	16	9,217,345	4.3
IN	3	1,980,250	0.9
KS	2	811,250	0.4
KY	2	713,800	0.3
MA	7	3,751,382	1.7
MD	14	6,573,321	3.0
MI	5	2,252,913	1.0
MN	3	1,103,600	0.5
MO	4	1,561,629	0.7
NC	6	4,582,039	2.1
NH	2	1,344,000	0.6
NJ	17	6,480,191	3.0
NM	1	520,000	0.2
NV	2	1,811,200	0.8
NY	6	4,097,750	1.9
OH	7	1,598,500	0.7
OR	1	386,000	0.2
PA	2	617,156	0.3
RI	3	1,389,500	0.6
TN	2	751,840	0.3
TX	6	1,994,263	0.9
UT	3	1,906,632	0.9
VA	20	9,276,397	4.3
WA	6	3,574,493	1.7
WI	1	404,000	0.2

Total:	409	$215,885,838	100.0%

Top 10 Zip Codes	Count	Balance	Percent

92648	3	$2,796,531	1.3%
91011	3	2,685,894	1.2
91320	5	2,103,770	1.0
92130	2	2,024,000	0.9
92657	1	1,997,299	0.9
92672	2	1,950,000	0.9
95138	3	1,945,992	0.9
94611	2	1,907,000	0.9
92675	1	1,890,000	0.9
90077	1	1,770,000	0.8
Other	386	194,815,352	90.2

Total:	409	$215,885,838	100.0%

Index	Count	Balance	Percent

1MO LIBOR	125	$62,466,560	28.9%
1YR LIBOR	5	2,602,943	1.2
6MO LIBOR	279	150,816,335	69.9

Total:	409	$215,885,838	100.0%

Margin	Count	Balance	Percent

1.375%	6	$2,524,288	1.2%
1.500%	60	33,219,307	15.4
1.625%	39	21,925,706	10.2
1.750%	58	31,785,339	14.7
1.875%	46	24,849,503	11.5
2.000%	48	24,534,901	11.4
2.125%	74	36,094,885	16.7
2.250%	38	18,967,390	8.8
2.375%	12	7,839,532	3.6
2.500%	24	12,949,532	6.0
3.000%	2	570,950	0.3
3.125%	1	407,000	0.2
3.625%	1	217,506	0.1

Total:	409	$215,885,838	100.0%

Initial Periodic Cap	Count	Balance	Percent

No Cap	404	$213,282,895	98.8%
2.000%	5	2,602,943	1.2

Total:	409	$215,885,838	100.0%

Subsequent Periodic Cap	Count	Balance	Percent

No Cap	404	$213,282,895	98.8%
2.000%	5	2,602,943	1.2

Total:	409	$215,885,838	100.0%

Max Rate	Count	Balance	Percent

9.500% to 9.999%	1	$497,802	0.2%
10.000% to 10.499%	5	2,602,943	1.2
12.000% to 12.499%	403	212,785,093	98.6

Total:	409	$215,885,838	100.0%

Months to Roll	Count	Balance	Percent

0	27	$12,276,696	5.7%
1 to 6	377	201,006,199	93.1
7 to 36	5	2,602,943	1.2

Total:	409	$215,885,838	100.0%

Delinquency in Days	Count	Balance	Percent

0	406	$214,590,711	99.4%
30	3	1,295,127	0.6

Total:	409	$215,885,838	100.0%

Property Type	Count	Balance	Percent

Single Family	246	$124,404,012	57.6%
Planned Unit Development	127	74,236,678	34.4
Condominium	33	15,615,348	7.2
2-4 Family	2	1,079,800	0.5
Co-op	1	550,000	0.3

Total:	409	$215,885,838	100.0%

Occupancy Code	Count	Balance	Percent

Primary Residence	397	$210,087,909	97.3%
Second Home	12	5,797,929	2.7

Total:	409	$215,885,838	100.0%

Purpose	Count	Balance	Percent

Rate Term Refinance	209	$111,407,668	51.6%
Purchase	189	99,106,115	45.9
Cash Out Refinance	11	5,372,055	2.5

Total:	409	$215,885,838	100.0%

Documentation Type	Count	Balance	Percent

Asset Only	177	$104,689,502	48.5%
Full Documentation	232	111,196,336	51.5

Total:	409	$215,885,838	100.0%

Prepayment Penalty Flag	Count	Balance	Percent

N	409	$215,885,838	100.0%

Total:	409	$215,885,838	100.0%

Interest Only	Count	Balance	Percent

Y	404	$213,282,895	98.8%
N	5	2,602,943	1.2

Total:	409	$215,885,838	100.0%

Mortgage Insurance	Count	Balance	Percent

CLTV <= 80	392	$211,494,847	98.0%
CLTV > 80 and Insured	17	4,390,991	2.0

Total:	409	$215,885,838	100.0%

Servicer	Count	Balance	Percent

Countrywide	363	$193,308,438	89.5%
National City Mortgage	46	22,577,400	10.5

Total:	409	$215,885,838	100.0%

Group 3 – 3/1 ARM
Stats

Count:    431

Current Balance:    $203,062,098

Average Current Balance:    $471,142

Gross Weighted Average Coupon:    5.093%

Net Weighted Average Coupon:    4.838%

Weighted Average Expense Rate:    0.255%

Weighted Average Expense Rate - after Reset:    0.255%

Original Term:    360

Remaining Term:    358

Age:    1

Original Loan-to-Value Ratio:    76.74%

Margin:    2.260%

Net Margin:    2.005%

Non-Zero Initial Periodic Cap:    2.011%

Non-Zero Subsequent Periodic Cap:    2.000%

Lifetime Cap:    6.001%

Maximum Interest Rate:    11.094%

Months to Next Roll:    35

FICO Score:    738

Max Zip Code Percentage:    2.050%

Debt-to-Income Ratio:    36.542%

Conforming	Count	Balance	Percent

Conforming	48	$12,012,147	5.9%
Jumbo	383	191,049,951	94.1

Total:	431	$203,062,098	100.0%

Principal Balance	Count	Balance	Percent

$50,000.01 to $200,000.00	14	$2,127,380	1.0%
$200,000.01 to $350,000.00	63	19,554,229	9.6
$350,000.01 to $500,000.00	218	88,843,320	43.8
$500,000.01 to $650,000.00	80	45,764,243	22.5
$650,000.01 to $800,000.00	27	19,703,135	9.7
$800,000.01 to $950,000.00	15	13,121,600	6.5
$950,000.01 to $1,100,000.00	14	13,948,190	6.9

Total:	431	$203,062,098	100.0%

Current Rate	Count	Balance	Percent

3.500% to 3.749%	1	$354,768	0.2%
3.750% to 3.999%	3	941,449	0.5
4.000% to 4.249%	10	6,470,570	3.2
4.250% to 4.499%	18	9,852,256	4.9
4.500% to 4.749%	43	21,881,338	10.8
4.750% to 4.999%	63	30,094,184	14.8
5.000% to 5.249%	85	39,284,509	19.3
5.250% to 5.499%	114	50,507,375	24.9
5.500% to 5.749%	52	24,802,058	12.2
5.750% to 5.999%	30	13,757,131	6.8
6.000% to 6.249%	7	2,835,769	1.4
6.250% to 6.499%	2	846,097	0.4
6.500% to 6.749%	1	400,000	0.2
6.750% to 6.999%	1	385,100	0.2
7.250% to 7.499%	1	649,493	0.3

Total:	431	$203,062,098	100.0%

Age	Count	Balance	Percent

0 to 2	373	$184,394,953	90.8%
3 to 5	57	18,511,459	9.1
9 to 11	1	155,686	0.1

Total:	431	$203,062,098	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	11	$4,256,925	2.1%
50.001% to 60.000%	11	4,987,881	2.5
60.001% to 70.000%	54	24,644,567	12.1
70.001% to 75.000%	32	14,054,987	6.9
75.001% to 80.000%	303	147,811,264	72.8
80.001% to 85.000%	2	554,384	0.3
85.001% to 90.000%	12	4,534,603	2.2
90.001% to 95.000%	6	2,217,487	1.1

Total:	431	$203,062,098	100.0%

Current Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	12	$4,504,619	2.2%
50.001% to 60.000%	11	4,987,881	2.5
60.001% to 70.000%	55	25,187,671	12.4
70.001% to 75.000%	33	14,429,890	7.1
75.001% to 80.000%	301	147,044,262	72.4
80.001% to 85.000%	1	155,686	0.1
85.001% to 90.000%	12	4,534,603	2.2
90.001% to 95.000%	6	2,217,487	1.1

Total:	431	$203,062,098	100.0%

FICO Score	Count	Balance	Percent

640 to 679	17	$7,227,133	3.6%
680 to 699	26	10,602,094	5.2
700 to 719	91	42,930,844	21.1
720 to 759	178	84,489,853	41.6
760 to 799	111	54,033,675	26.6
800 to 819	6	3,042,499	1.5
820 to 839	2	736,000	0.4

Total:	431	$203,062,098	100.0%

First Payment Date	Count	Balance	Percent

2004-02-01	1	$155,686	0.1%
2004-07-01	4	1,113,328	0.5
2004-08-01	12	3,281,377	1.6
2004-09-01	41	14,116,754	7.0
2004-10-01	95	43,555,878	21.4
2004-11-01	275	139,579,003	68.7
2004-12-01	3	1,260,072	0.6

Total:	431	$203,062,098	100.0%

States	Count	Balance	Percent

AZ	9	$3,952,550	1.9%
CA	245	116,982,843	57.6
CO	10	4,715,819	2.3
CT	3	2,103,427	1.0
DE	1	273,312	0.1
FL	37	19,102,491	9.4
GA	6	2,659,409	1.3
HI	4	1,930,650	1.0
ID	1	352,000	0.2
IL	8	4,606,187	2.3
IN	1	374,640	0.2
KY	1	346,750	0.2
MA	7	3,631,617	1.8
MD	8	4,596,001	2.3
ME	2	1,148,667	0.6
MI	5	2,293,600	1.1
MN	2	736,559	0.4
MO	2	769,800	0.4
NC	4	1,688,223	0.8
NJ	6	2,686,359	1.3
NM	1	460,000	0.2
NV	28	11,579,418	5.7
NY	7	3,095,246	1.5
OH	1	511,341	0.3
OR	3	1,016,642	0.5
SC	2	458,899	0.2
TN	1	520,000	0.3
TX	3	1,024,000	0.5
UT	3	862,694	0.4
VA	14	5,870,802	2.9
WA	5	2,263,241	1.1
WI	1	448,912	0.2

Total:	431	$203,062,098	100.0%

Top 10 Zip Codes	Count	Balance	Percent

89052	10	$4,162,227	2.0%
32550	6	2,950,479	1.5
92880	7	2,587,225	1.3
92127	3	2,464,400	1.2
90266	3	2,280,000	1.1
92024	3	1,936,000	1.0
92886	3	1,935,950	1.0
32541	4	1,924,000	0.9
94583	3	1,862,756	0.9
93063	3	1,862,036	0.9
Other	386	179,097,024	88.2

Total:	431	$203,062,098	100.0%

Index	Count	Balance	Percent

1YR CMT	3	$977,966	0.5%
1YR LIBOR	428	202,084,131	99.5

Total:	431	$203,062,098	100.0%

Margin	Count	Balance	Percent

2.250%	424	$200,604,231	98.8%
2.750%	3	977,966	0.5
2.875%	1	358,550	0.2
3.375%	3	1,121,350	0.6

Total:	431	$203,062,098	100.0%

Initial Periodic Cap	Count	Balance	Percent

2.000%	430	$202,514,098	99.7%
6.000%	1	548,000	0.3

Total:	431	$203,062,098	100.0%

Subsequent Periodic Cap	Count	Balance	Percent

2.000%	431	$203,062,098	100.0%

Total:	431	$203,062,098	100.0%

Lifetime Cap	Count	Balance	Percent

6.000% to 6.999%	431	$203,062,098	100.0%

Total:	431	$203,062,098	100.0%

Max Rate	Count	Balance	Percent

9.500% to 9.999%	2	$577,449	0.3%
10.000% to 10.499%	30	17,041,594	8.4
10.500% to 10.999%	106	51,975,521	25.6
11.000% to 11.499%	199	89,791,885	44.2
11.500% to 11.999%	82	38,559,189	19.0
12.000% to 12.499%	9	3,681,866	1.8
12.500% to 12.999%	2	785,100	0.4
13.000% to 13.499%	1	649,493	0.3

Total:	431	$203,062,098	100.0%

Months to Roll	Count	Balance	Percent

7 to 36	431	$203,062,098	100.0%

Total:	431	$203,062,098	100.0%

Delinquency in Days	Count	Balance	Percent

0	429	$202,250,178	99.6%
30	2	811,919	0.4

Total:	431	$203,062,098	100.0%

Property Type	Count	Balance	Percent

Single Family	250	$119,256,125	58.7%
Planned Unit Development	126	61,832,006	30.4
Condominium	54	21,530,750	10.6
2-4 Family	1	443,217	0.2

Total:	431	$203,062,098	100.0%

Occupancy Code	Count	Balance	Percent

Primary Residence	379	$178,237,172	87.8%
Second Home	52	24,824,926	12.2

Total:	431	$203,062,098	100.0%

Purpose	Count	Balance	Percent

Purchase	339	$165,270,776	81.4%
Rate Term Refinance	79	34,848,524	17.2
Cash Out Refinance	13	2,942,798	1.4

Total:	431	$203,062,098	100.0%

Documentation Type	Count	Balance	Percent

Asset Only	340	$160,449,593	79.0%
Full Documentation	90	42,219,410	20.8
No Documentation	1	393,094	0.2

Total:	431	$203,062,098	100.0%

Debt-to-Income Ratio	Count	Balance	Percent

Less than or equal to 0.000%	1	$419,920	0.2%
0.001% to 10.000%	2	920,000	0.5
10.001% to 20.000%	16	6,662,847	3.3
20.001% to 30.000%	78	36,012,890	17.7
30.001% to 40.000%	191	91,704,215	45.2
40.001% to 50.000%	120	55,980,351	27.6
50.001% to 60.000%	23	11,361,874	5.6

Total:	431	$203,062,098	100.0%

Prepayment Penalty Flag	Count	Balance	Percent

N	430	$202,662,798	99.8%
Y	1	399,300	0.2

Total:	431	$203,062,098	100.0%

Interest Only	Count	Balance	Percent

Y	373	$178,246,363	87.8%
N	58	24,815,734	12.2

Total:	431	$203,062,098	100.0%

Mortgage Insurance	Count	Balance	Percent

CLTV <= 80	412	$196,154,322	96.6%
CLTV > 80 and Insured	19	6,907,775	3.4

Total:	431	$203,062,098	100.0%

Servicer	Count	Balance	Percent

Countrywide	383	$190,858,637	94.0%
National City Mortgage	48	12,203,461	6.0

Total:	431	$203,062,098	100.0%

Group 4 – Conforming 5/1 ARM
Stats

Count:  209

Current Balance:  $45,589,151

Average Current Balance:  $218,130

Gross Weighted Average Coupon:  5.038%

Net Weighted Average Coupon:  4.766%

Weighted Average Expense Rate:  0.272%

Weighted Average Expense Rate - after Reset:  0.272%

Original Term:  360

Remaining Term:  356

Age:  4

Original Loan-to-Value Ratio:  74.09%

Margin:  2.677%

Net Margin:  2.406%

Non-Zero Initial Periodic Cap:  5.000%

Non-Zero Subsequent Periodic Cap:  1.937%

Lifetime Cap:  5.173%

Maximum Interest Rate:  10.211%

Months to Next Roll:  56

FICO Score:  751

Max Zip Code Percentage:  1.991%

Debt-to-Income Ratio:  10.856%

Conforming	Count	Balance	Percent

Conforming	209	$45,589,151	100.0%

Total:	209	$45,589,151	100.0%

Principal Balance	Count	Balance	Percent

Lower than $50,000.00	2	$97,506	0.2%
$50,000.01 to $200,000.00	93	14,045,669	30.8
$200,000.01 to $350,000.00	112	30,649,876	67.2
$350,000.01 to $500,000.00	2	796,100	1.7

Total:	209	$45,589,151	100.0%

Current Rate	Count	Balance	Percent

3.750% to 3.999%	1	$234,967	0.5%
4.000% to 4.249%	2	549,790	1.2
4.250% to 4.499%	4	862,692	1.9
4.500% to 4.749%	9	2,482,632	5.4
4.750% to 4.999%	67	15,167,260	33.3
5.000% to 5.249%	58	11,745,772	25.8
5.250% to 5.499%	42	8,623,519	18.9
5.500% to 5.749%	17	4,084,857	9.0
5.750% to 5.999%	9	1,837,662	4.0

Total:	209	$45,589,151	100.0%

Age	Count	Balance	Percent

0 to 2	11	$1,745,126	3.8%
3 to 5	131	29,215,851	64.1
6 to 8	63	14,007,573	30.7
9 to 11	3	463,037	1.0
12 to 14	1	157,564	0.3

Total:	209	$45,589,151	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	22	$3,655,389	8.0%
50.001% to 60.000%	10	2,299,778	5.0
60.001% to 70.000%	22	5,210,084	11.4
70.001% to 75.000%	13	2,981,173	6.5
75.001% to 80.000%	123	27,651,006	60.7
80.001% to 85.000%	1	263,814	0.6
85.001% to 90.000%	5	866,354	1.9
90.001% to 95.000%	13	2,661,554	5.8

Total:	209	$45,589,151	100.0%

Current Loan-To-Value Ratio	Count	Balance	Percent

0.001% to 50.000%	23	$3,762,366	8.3%
50.001% to 60.000%	9	2,192,800	4.8
60.001% to 70.000%	23	5,362,239	11.8
70.001% to 75.000%	12	2,829,018	6.2
75.001% to 80.000%	124	27,914,820	61.2
85.001% to 90.000%	6	1,046,319	2.3
90.001% to 95.000%	12	2,481,588	5.4

Total:	209	$45,589,151	100.0%

FICO Score	Count	Balance	Percent

640 to 679	3	$503,687	1.1%
680 to 699	13	2,819,290	6.2
700 to 719	20	4,502,495	9.9
720 to 759	79	16,925,846	37.1
760 to 799	86	19,319,253	42.4
800 to 819	8	1,518,580	3.3

Total:	209	$45,589,151	100.0%

First Payment Date	Count	Balance	Percent

2003-12-01	1	$157,564	0.3%
2004-03-01	3	463,037	1.0
2004-04-01	4	640,641	1.4
2004-05-01	7	1,500,709	3.3
2004-06-01	52	11,866,223	26.0
2004-07-01	30	6,866,576	15.1
2004-08-01	19	4,279,158	9.4
2004-09-01	82	18,070,117	39.6
2004-10-01	11	1,745,126	3.8

Total:	209	$45,589,151	100.0%

States	Count	Balance	Percent

AK	1	$384,500	0.8%
AL	1	103,648	0.2
AZ	13	2,263,940	5.0
CA	55	14,378,631	31.5
CO	3	493,398	1.1
CT	2	351,405	0.8
DC	1	219,920	0.5
DE	1	161,520	0.4
FL	19	3,676,201	8.1
GA	7	1,527,307	3.4
HI	2	511,711	1.1
IA	1	166,100	0.4
ID	2	315,200	0.7
IL	6	1,211,526	2.7
MA	6	1,325,489	2.9
MD	11	2,669,070	5.9
MI	2	188,467	0.4
MN	4	657,873	1.4
MO	2	559,814	1.2
MT	1	142,500	0.3
NC	4	835,537	1.8
NH	1	258,800	0.6
NJ	8	1,752,318	3.8
NM	1	133,600	0.3
NV	10	2,274,824	5.0
NY	5	1,347,199	3.0
OH	4	646,439	1.4
PA	3	382,152	0.8
RI	1	300,000	0.7
SC	5	740,842	1.6
TN	1	134,200	0.3
TX	7	1,304,268	2.9
UT	3	606,620	1.3
VA	14	3,099,977	6.8
WA	2	464,156	1.0

Total:	209	$45,589,151	100.0%

Top 10 Zip Codes	Count	Balance	Percent

22033	3	$907,526	2.0%
89131	2	557,341	1.2
96150	2	528,617	1.2
96740	2	511,711	1.1
90027	1	411,600	0.9
23434	2	391,212	0.9
99515	1	384,500	0.8
85255	2	381,459	0.8
92108	2	370,021	0.8
93405	1	333,700	0.7
Other	191	40,811,463	89.5
Total:	209	$45,589,151	100.0%

Index	Count	Balance	Percent
1YR CMT	167	$35,903,471	78.8%
1YR LIBOR	30	6,834,724	15.0
6MO LIBOR	12	2,850,956	6.3
Total:	209	$45,589,151	100.0%

Margin	Count	Balance	Percent
2.250%	28	$6,614,879	14.5%
2.750%	181	38,974,272	85.5
Total:	209	$45,589,151	100.0%

Initial Periodic Cap	Count	Balance	Percent
5.000%	209	$45,589,151	100.0%
Total:	209	$45,589,151	100.0%

Subsequent Periodic Cap	Count	Balance	Percent
1.000%	12	$2,850,956	6.3%
2.000%	197	42,738,195	93.7
Total:	209	$45,589,151	100.0%

Lifetime Cap	Count	Balance	Percent
5.000% to 5.999%	173	$37,706,633	82.7%
6.000% to 6.999%	36	7,882,518	17.3
Total:	209	$45,589,151	100.0%

Max Rate	Count	Balance	Percent
9.000% to 9.499%	3	$731,792	1.6%
9.500% to 9.999%	57	13,288,670	29.1
10.000% to 10.499%	92	18,768,253	41.2
10.500% to 10.999%	45	10,429,763	22.9
11.000% to 11.499%	11	2,281,727	5.0
11.500% to 11.999%	1	88,946	0.2
Total:	209	$45,589,151	100.0%

Months to Roll	Count	Balance	Percent
37 to 60	209	$45,589,151	100.0%
Total:	209	$45,589,151	100.0%

Delinquency in Days	Count	Balance	Percent
0	209	$45,589,151	100.0%
Total:	209	$45,589,151	100.0%

Property Type	Count	Balance	Percent
Single Family	122	$26,752,718	58.7%
Condominium	65	13,614,689	29.9
Planned Unit Development	18	4,030,945	8.8
Co-op	3	779,199	1.7
2-4 Family	1	411,600	0.9
Total:	209	$45,589,151	100.0%

Occupancy Code	Count	Balance	Percent
Primary Residence	184	$40,650,053	89.2%
Second Home	22	4,540,505	10.0
Investment	3	398,592	0.9
Total:	209	$45,589,151	100.0%

Purpose	Count	Balance	Percent
Purchase	164	$35,668,237	78.2%
Rate Term Refinance	26	5,878,125	12.9
Cash Out Refinance	19	4,042,788	8.9
Total:	209	$45,589,151	100.0%

Documentation Type	Count	Balance	Percent
Asset Only	129	$28,382,897	62.3%
Full Documentation	48	9,999,149	21.9
Income Only	29	6,715,663	14.7
No Documentation	3	491,442	1.1
Total:	209	$45,589,151	100.0%

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	145	$31,002,100	68.0%
0.001% to 10.000%	1	260,000	0.6
10.001% to 20.000%	3	729,422	1.6
20.001% to 30.000%	12	2,619,867	5.7
30.001% to 40.000%	31	6,963,062	15.3
40.001% to 50.000%	17	4,014,700	8.8
Total:	209	$45,589,151	100.0%

Prepayment Penalty Flag	Count	Balance	Percent
N	208	$45,455,251	99.7%
Y	1	133,900	0.3
Total:	209	$45,589,151	100.0%

Interest Only	Count	Balance	Percent
Y	193	$42,706,120	93.7%
N	16	2,883,030	6.3
Total:	209	$45,589,151	100.0%

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	191	$42,061,243	92.3%
CLTV > 80 and Insured	18	3,527,908	7.7
Total:	209	$45,589,151	100.0%

Servicer	Count	Balance	Percent
IndyMac	36	$7,882,518	17.3%
National City Mortgage	29	6,793,479	14.9
Wells Fargo	144	30,913,154	67.8
Total:	209	$45,589,151	100.0%

Group 5 – Jumbo 5/1 ARM

Stats

Count:   379

Current Balance:   $200,750,799

Average Current Balance:   $529,685

Gross Weighted Average Coupon:   5.099%

Net Weighted Average Coupon:   4.849%

Weighted Average Expense Rate:   0.250%

Weighted Average Expense Rate-afterReset:   0.250%

Original Term:   360

Remaining Term:   357

Age:   3

Original Loan-to-Value Ratio:   71.32%

Margin:   2.750%

Net Margin:   2.500%

Non-Zero Initial Periodic Cap:   5.000%

Non-Zero Subsequent Periodic Cap:   2.000%

Lifetime Cap:   5.002%

Maximum Interest Rate:   10.100%

MonthstoNextRoll:   57

FICOScore:   732

MaxZipCodePercentage:   1.563%

Debt-to-IncomeRatio:   0.043%

Conforming	Count	Balance	Percent
Conforming	2	$596,500	0.3%
Jumbo	377	200,154,299	99.7
Total:	379	$200,750,799	100.0%

Principal Balance	Count	Balance	Percent
$200,000.01 to $350,000.00	25	$8,462,591	4.2%
$350,000.01 to $500,000.00	188	80,212,622	40.0
$500,000.01 to $650,000.00	119	69,031,266	34.4
$650,000.01 to $800,000.00	17	12,430,548	6.2
$800,000.01 to $950,000.00	8	6,969,565	3.5
$950,000.01 to $1,100,000.00	18	17,946,876	8.9
$1,100,000.01 to $1,250,000.00	2	2,434,976	1.2
$1,250,000.01 to $1,400,000.00	1	1,262,357	0.6
$1,850,000.01 to $2,000,000.00	1	2,000,000	1.0
Total:	379	$200,750,799	100.0%

Current Rate	Count	Balance	Percent
4.750% to 4.999%	127	$69,375,771	34.6%
5.000% to 5.249%	112	58,243,557	29.0
5.250% to 5.499%	103	53,296,969	26.5
5.500% to 5.749%	29	16,090,749	8.0
5.750% to 5.999%	8	3,743,753	1.9
Total:	379	$200,750,799	100.0%

Age	Count	Balance	Percent
0 to 2	19	$9,203,055	4.6%
3 to 5	355	189,139,762	94.2
6 to 8	5	2,407,982	1.2
Total:	379	$200,750,799	100.0%

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	17	$9,415,869	4.7%
50.001% to 60.000%	42	24,791,115	12.3
60.001% to 70.000%	70	43,471,211	21.7
70.001% to 75.000%	38	22,678,439	11.3
75.001% to 80.000%	203	96,452,980	48.0
80.001% to 85.000%	2	834,549	0.4
85.001% to 90.000%	7	3,106,635	1.5
Total:	379	$200,750,799	100.0%

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	17	$9,415,869	4.7%
50.001% to 60.000%	43	25,179,062	12.5
60.001% to 70.000%	71	43,866,211	21.9
70.001% to 75.000%	36	21,895,493	10.9
75.001% to 80.000%	203	96,452,980	48.0
80.001% to 85.000%	3	1,352,623	0.7
85.001% to 90.000%	6	2,588,561	1.3
Total:	379	$200,750,799	100.0%

FICO Score	Count	Balance	Percent
600 to 639	9	$4,132,183	2.1%
640 to 679	42	20,275,138	10.1
680 to 699	47	24,624,121	12.3
700 to 719	53	28,233,881	14.1
720 to 759	106	56,061,099	27.9
760 to 799	117	65,199,390	32.5
800 to 819	5	2,224,989	1.1
Total:	379	$200,750,799	100.0%

First Payment Date	Count	Balance	Percent
2004-06-01	5	$2,407,982	1.2%
2004-07-01	27	14,301,318	7.1
2004-08-01	54	27,679,041	13.8
2004-09-01	274	147,159,404	73.3
2004-10-01	19	9,203,055	4.6
Total:	379	$200,750,799	100.0%

States	Count	Balance	Percent
AZ	2	$1,031,957	0.5%
CA	173	91,099,798	45.4
CO	13	6,483,323	3.2
CT	5	3,747,740	1.9
DC	2	1,281,200	0.6
DE	1	419,800	0.2
FL	8	3,668,426	1.8
GA	6	2,927,139	1.5
ID	1	595,000	0.3
IL	16	9,655,642	4.8
KS	2	845,580	0.4
MA	5	2,872,035	1.4
MD	14	7,317,700	3.6
MI	1	637,683	0.3
MN	15	8,369,278	4.2
MO	2	811,799	0.4
MT	1	393,095	0.2
NC	7	3,800,061	1.9
NH	2	887,947	0.4
NJ	19	10,995,613	5.5
NM	2	944,166	0.5
NV	3	1,171,614	0.6
NY	24	13,742,682	6.8
OH	1	369,912	0.2
OR	2	838,153	0.4
PA	8	4,076,003	2.0
SC	4	2,235,250	1.1
TN	3	1,320,150	0.7
TX	4	1,699,718	0.8
UT	2	1,443,426	0.7
VA	20	8,887,318	4.4
WA	10	5,181,592	2.6
WY	1	1,000,000	0.5
Total:	379	$200,750,799	100.0%

Top 10 Zip Codes	Count	Balance	Percent
60521	3	$3,137,851	1.6%
94583	5	3,005,681	1.5
95054	4	2,221,336	1.1
94539	4	1,971,729	1.0
94587	4	1,934,691	1.0
95037	3	1,925,333	1.0
95035	3	1,767,754	0.9
92603	3	1,575,123	0.8
55082	2	1,557,165	0.8
90049	2	1,547,536	0.8
Other	346	180,106,599	89.7
Total:	379	$200,750,799	100.0%

Index	Count	Balance	Percent
1YR CMT	378	$200,392,882	99.8%
1YR LIBOR	1	357,917	0.2
Total:	379	$200,750,799	100.0%

Margin	Count	Balance	Percent
2.750%	379	$200,750,799	100.0%
Total:	379	$200,750,799	100.0%

Initial Periodic Cap	Count	Balance	Percent
5.000%	379	$200,750,799	100.0%
Total:	379	$200,750,799	100.0%

Subsequent Periodic Cap	Count	Balance	Percent
2.000%	379	$200,750,799	100.0%
Total:	379	$200,750,799	100.0%

Lifetime Cap	Count	Balance	Percent
5.000% to 5.999%	378	$200,392,882	99.8%
6.000% to 6.999%	1	357,917	0.2
Total:	379	$200,750,799	100.0%

Max Rate	Count	Balance	Percent
9.500% to 9.999%	127	$69,375,771	34.6%
10.000% to 10.499%	214	111,182,609	55.4
10.500% to 10.999%	37	19,834,502	9.9
11.000% to 11.499%	1	357,917	0.2
Total:	379	$200,750,799	100.0%

Months to Roll	Count	Balance	Percent
37 to 60	379	$200,750,799	100.0%
Total:	379	$200,750,799	100.0%

Delinquency in Days	Count	Balance	Percent
0	376	$199,110,285	99.2%
30	3	1,640,514	0.8
Total:	379	$200,750,799	100.0%

Property Type	Count	Balance	Percent

Single Family	313	$169,688,399	84.5%
Condominium	55	24,593,122	12.3
Co-op	5	3,054,638	1.5
Planned Unit Development	5	2,980,649	1.5
2-4 Family	1	433,992	0.2
Total:	379	$200,750,799	100.0%

Occupancy Code	Count	Balance	Percent
Primary Residence	355	$188,219,536	93.8%
Second Home	24	12,531,263	6.2
Total:	379	$200,750,799	100.0%

Purpose	Count	Balance	Percent
Purchase	286	$151,439,449	75.4%
Rate Term Refinance	58	30,472,053	15.2
Cash Out Refinance	35	18,839,297	9.4
Total:	379	$200,750,799	100.0%

Documentation Type	Count	Balance	Percent
Asset Only	107	$53,403,858	26.6%
Full Documentation	263	143,200,157	71.3
Income Only	2	981,466	0.5
No Documentation	7	3,165,318	1.6
Total:	379	$200,750,799	100.0%

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	378	$200,392,882	99.8%
20.001% to 30.000%	1	357,917	0.2
Total:	379	$200,750,799	100.0%

Prepayment Penalty Flag	Count	Balance	Percent
N	379	$200,750,799	100.0%
Total:	379	$200,750,799	100.0%

Interest Only	Count	Balance	Percent
Y	263	$142,340,761	70.9%
N	116	58,410,038	29.1
Total:	379	$200,750,799	100.0%

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	370	$196,809,615	98.0%
CLTV > 80 and Insured	9	3,941,184	2.0
Total:	379	$200,750,799	100.0%

Servicer	Count	Balance	Percent
IndyMac	1	$357,917	0.2%
Wells Fargo	378	200,392,882	99.8
Total:	379	$200,750,799	100.0%